UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 1 Columbus Circle, 17th Floor Mail Stop: NYC01-1710 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest, no par value	MSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

Announcement of Receipt of Quarterly Royalty Report and Royalty Payment

On July 30, 2026, Mesabi Trust received the quarterly royalty report of iron ore shipments out of Silver Bay, Minnesota during the quarter ended June 30, 2026 (the “Royalty Report”) from Cleveland-Cliffs Inc. (“Cliffs”), the parent company of Northshore Mining Company (“Northshore”). As further explained under Item 7.01 below, the Royalty Report indicated that the Mesabi Trust received total royalty payments of $1,807,779 on July 30, 2026.

Item 7.01Regulation FD.

Quarterly Royalty Report and Royalty Payment

On July 30, 2026, the Trustees of Mesabi Trust received the Royalty Report from Cliffs, the parent company of Northshore.

As reported to Mesabi Trust by Cliffs in the Royalty Report, based on shipments of iron ore products by Northshore during the three months ended June 30, 2026, Mesabi Trust was credited with a base royalty of $1,585,696. For the same period, Mesabi Trust was also credited with a bonus royalty in the amount of $0 (zero). The royalty payment received by Mesabi Trust did not include any adjustments related to prior quarters. In addition, a royalty payment of $222,083 was paid to the Mesabi Land Trust. Accordingly, the total royalty payments received by Mesabi Trust on July 30, 2026 from Cliffs were $1,807,779.

As noted above, Cliffs’ Royalty Report indicated the bonus royalty is $0 (zero). Cliffs reported that all deemed shipments out of Silver Bay for the calendar quarter ended June 30, 2026 were based on prices that are below the 2026 adjusted bonus royalty threshold of $71.70 per ton. The prices Cliffs reported for deemed shipments in this quarter were based on third-party sales that occurred in September and December 2025. Cliffs’ Royalty Report also indicated that royalty calculations are based on estimated prices that are subject to change. All royalties are subject to continued due diligence review and verification by Mesabi Trust.

Royalties paid to Mesabi Trust are based on the volume of iron ore pellets and other products produced or shipped during the quarter and the year to date, the pricing of iron ore product sales, and the percentage of iron ore pellet production and shipments from Mesabi Trust lands rather than from non-Mesabi Trust lands. In the second calendar quarter of 2026, Cliffs credited Mesabi Trust with 902,331 tons of iron ore shipped, as compared to 924,442 tons shipped during the second calendar quarter of 2025. Cliffs’ Royalty Report reflected no additional third-party sale transactions of iron ore pellets since reporting three low volume shipments of iron ore pellets to a single Cliffs’ third-party customer in September 2025.

The volume of iron ore pellets (and other iron ore products) produced or shipped by Northshore varies from quarter to quarter and year to year based on a number of factors including, among others, Cliffs’ decisions to idle Northshore operations (which occurred from May 2022 until April 2023), the requested delivery schedules of customers (including affiliates), general economic conditions in the iron ore industry, production and maintenance schedules and weather conditions on the Great Lakes. These multiple factors can result in significant variations in royalties received by Mesabi Trust (and in turn, the resulting funds available for distribution to Unitholders by Mesabi Trust) from quarter to quarter and from year to year. These variations, which can be positive or negative, cannot be predicted by the Trustees of Mesabi Trust. Based on the above factors, and as indicated by Mesabi Trust’s historical distribution payments, the royalties received by Mesabi Trust, and the distributions paid to Unitholders, if any, in any particular quarter are not necessarily indicative of royalties that will be received, or distributions that will be paid, if any, in any subsequent quarter or full year.

Forward-looking Statements

This report contains certain forward-looking statements with respect to iron ore pellet production, iron ore pricing and adjustments to pricing, shipments by Northshore during 2026, royalty (including bonus royalty) amounts, and other matters, which statements are intended to be made under the safe harbor protections of the Private Securities Litigation Reform Act of 1995, as amended. Actual production, prices, price adjustments, and shipments of iron ore pellets, as well as actual royalty payments (including bonus royalties) could differ materially from current expectations due to inherent risks and uncertainties such as general adverse business and industry economic trends, infrequent and low volume third-party customer pellet sale transactions, uncertainties arising from war, terrorist events, imposition or termination of duties or tariffs, including tariffs and retaliatory tariffs, and other global events, higher or lower customer demand for steel and iron ore, decisions by mine operators regarding curtailments or idling production lines or entire plants, environmental compliance uncertainties, difficulties in obtaining and renewing necessary operating permits, higher imports of steel and iron ore substitutes, processing difficulties, consolidation and restructuring in the domestic steel market, market inputs tied to indexed price adjustment factors found in some pellet supply agreements between Cliffs and some of its customers, resulting in future adjustments to royalties payable to Mesabi Trust and other factors. In addition, any future production curtailments or idling of Northshore operations, about which the Trust may have little or no prior notice, could materially adversely affect the royalty income of the Trust, as well as the resulting cash available for distribution by the Trust to Unitholders. Further, such developments could have a material adverse impact on the market price of the Trust’s Units. Although the Mesabi Trustees believe that any such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties, which could cause actual results to differ materially. Additional information concerning these and other risks and uncertainties is contained in Mesabi Trust’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (filed April 22, 2026) and its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2026 (filed June 12, 2026). Mesabi Trust undertakes no obligation to publicly update or revise any of the forward-looking statements made herein to reflect events or circumstances after the date hereof.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

By:	/s/ Chris Niesz
Chris Niesz
Director
Deutsche Bank Trust Company Americas, Corporate Trustee of Mesabi Trust

Dated: July 31, 2026